Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,430,282.00
Previously Paid Amount	0.00
Total Fee Amount	1,992.82
Total Offset Amount	0.00
Net Fee	$ 1,992.82